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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 30, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                     333-43091               13-3836437
----------------------------         -------------         -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)




        245 Park Avenue
       New York, New York                                        10167
      ---------------------                                    ----------
      (Address of Principal                                    (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code (212) 272-4095
                                                          ----- --------
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

Item 5.  Other Events.

     In connection with the issuance of Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-1 (the "Certificates"), Bear Stearns Asset Backed Securities, Inc. (the "Registrant") is filing herewith an opinion of counsel relating to certain securities of the Registrant, the validity of the Certificates and certain tax matters.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                 Exhibit No.                     Description
            ----------------------       ----------------------------

                    5.1                  Opinion of Brown & Wood LLP
                                         with respect to the Series
                                         1999-1 securities and the
                                         remaining securities under
                                         the registration statement.

                    8.1                  Opinion of Brown & Wood LLP
                                         with respect to tax matters
                                         (included as part of
                                         Exhibit 5.1).

                   23.1                  Consent of Brown & Wood LLP
                                         (included as part of
                                         Exhibit 5.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED
                                       SECURITIES, INC.



                                       By:  /s/ Patricia A. Jehle
                                           ---------------------------------
                                            Patricia A. Jehle
                                            President



Dated:  July 29, 1999

                                 Exhibit Index
                                 -------------

   Exhibit No.                     Description                      Page
-----------------    -----------------------------------------  -------------

      5.1            Opinion of Brown & Wood LLP with                6
                     respect to the Series 1999-1 securities
                     and the remaining securities under the
                     registration statement.
      8.1            Opinion of Brown & Wood LLP with                6
                     respect to tax matters (included as
                     part of Exhibit 5.1).
     23.1            Consent of Brown & Wood LLP (included           6
                     as part of Exhibit 5.1).

                                                                   Exhibit 5.1
                                                                   Exhibit 8.1
                                                                  Exhibit 23.1
                                                                  ------------



                         [Brown & Wood LLP letterhead]



                                                                 July 30, 1999

Bear Stearns Asset Backed Securities, Inc.
245 Park Avenue
New York, New York  10168

Ladies and Gentlemen:

We have acted as counsel to Bear Stearns Asset Backed Securities, Inc., a Delaware corporation (the "Company"), in connection with the registration statement on Form S-3 (No. 333-43091) the ("Registration Statement") relating to the proposed offering from time to time in one or more series (each, a "Series") by one or more trusts of asset backed notes (the "Notes") and asset backed certificates (the "Certificates," and, together with the Notes, the "Securities"). The Registration Statement has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). As set forth in the Registration Statement, each Series of Securities is to be issued under and pursuant to the terms of a separate pooling and servicing agreement, or sale and servicing agreement, trust agreement and indenture (each, an "Agreement") among two or more of the Company, the entity specified in the related Prospectus Supplement, as servicer (the "Servicer"), and one or more independent trustees (each, a "Trustee") to be identified in the prospectus supplement for such Series of Securities.

As such counsel, we have examined copies of the Certificate of Incorporation and By-Laws of the Company, the Registration Statement, the base Prospectus and the Prospectus Supplement most recently included therein, the form of each Agreement, and originals or copies of such other corporate minutes, records, agreements and other instruments of the Company, certificates of public officials and other documents and have made such examinations of law, as we have deemed necessary to form the basis for the opinions hereinafter expressed. In our examination of such materials, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all copies submitted to us. As to various questions of fact material to such opinion, we have relied, to the extent we deemed appropriate, upon representations, statements and certificates of officers and representatives of the Company and others.

Attorneys involved in the preparation of this opinion are admitted to practice law in the State of New York and we do not express any opinion herein concerning any law other than the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

Based upon and subject to the foregoing, we are of the opinion that:

     1. When the issuance, execution and delivery of each Series of Notes have been authorized by all necessary corporate action of the Company in accordance with the provisions of the related Agreement or Agreements, and when such Notes have been duly executed and delivered, authenticated by the Trustee and sold as described in the Registration Statement, assuming that the terms of such Notes are otherwise in compliance with applicable law at such time, such Notes will constitute valid and binding obligations of the issuer thereof in accordance with their terms and the terms of such Agreement or Agreements. This opinion is subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and we express no opinion with respect to the application of equitable principles or remedies in any proceeding, whether at law or in equity.

     2. When the issuance, execution and delivery of each Series of Certificates have been authorized by all necessary corporate action of the Company in accordance with the provisions of the related Agreement or Agreements, and when such Certificates have been duly executed and delivered, authenticated by the Trustee and sold as described in the Registration Statement, assuming that the terms of such Certificates are otherwise in compliance with applicable law at such time, such Certificates will be legally issued, fully paid and non-assessable.

     3. The statements set forth in the base Prospectus most recently included in the Registration Statement prior to the date hereof under the heading "Certain Federal Income tax Considerations," to the extent they constitute matters of law or legal conclusions with respect thereto, are correct.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to this firm under the captions "Certain Federal Income Tax Considerations" and "Legal Matters" in the base Prospectus most recently included in the Registration Statement prior to the date hereof. In giving such consent, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

                               Very truly yours,


                               /s/ Brown & Wood LLP